UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2024

COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 L Street NW,	Washington,	DC	20005
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (202) 346-6500

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.01 par value)	CSGP	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2024, the Board of Directors of CoStar Group, Inc. (“CoStar” or the “Company”) appointed Cynthia Eakin as Chief Accounting Officer of the Company, effective immediately. In her role, Ms. Eakin will serve as the Company's principal accounting officer, effective immediately, and will report to Christian Lown, who will continue to serve in his role as the Company's Chief Financial Officer and principal financial officer.

Ms. Eakin, age 57, has served in multiple other senior management and financial leadership roles at CoStar since joining the Company in October 2016. In her most recent role as Senior Vice President of Investor Relations, Ms. Eakin was responsible for working with investors, shareholders and analysts to convey CoStar’s performance, business strategy, and strategic positioning. Prior to serving as Senior Vice President of Investor Relations, she spent five years as the Company's Vice President Controller overseeing the Company's accounting, financial controls, tax and financial systems functions. Prior to joining CoStar, Ms. Eakin also spent 15 years in the positions of Chief Accounting Officer and Controller at various public and private companies. Ms. Eakin holds a BS from Virginia Polytechnic Institute & State University, a Certificate of International Business from Georgetown University, and is a Certified Public Accountant.

In connection with Ms. Eakin’s appointment, she is entitled to receive a restricted stock award with a grant date value of $750,000, with the number of shares to be awarded determined using the fair market value of the Company’s common stock on the date of grant (the “Initial RSA”). The Initial RSA will vest in four equal annual installments on each anniversary of the date of grant, subject to Ms. Eakin's continued employment with CoStar. The Initial RSA will be subject to the terms and conditions of the Company’s 2016 Stock Incentive Plan, as amended, and an award agreement thereunder.

Item 7.01     Regulation FD Disclosure.

On July 11, 2024, the Company issued a press release (the “Press Release”) regarding the appointment of Ms. Eakin as the Company’s Chief Accounting Officer and Rich Simonelli as Head of Investor Relations. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.    Description
99.1         CoStar Group, Inc. Press Release dated July 11, 2024.
104         Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

By:
Date:	July 11, 2024	/s/ Gene Boxer

Name: Gene Boxer
Title: General Counsel and Corporate Secretary